Exhibit 99.1

DTS Reports Second Quarter Fiscal 2016 Financial Results

DTS Raises Fiscal 2016 Revenue and Earnings Outlook and Announces First Quarterly Dividend

CALABASAS, Calif., Aug. 8, 2016 /PRNewswire/ -- DTS, Inc. (Nasdaq: DTSI), a leader in high-definition audio solutions and audio enhancement technologies, today announced financial results for the second quarter ended June 30, 2016.

"We had a strong second quarter driven by solid performance in automotive and continued momentum across the mobile markets. We also renewed several contracts in the home category and saw additional penetration of DTS:X in the AVR market. As a result of this strong performance, we are raising the low end of our full year 2016 revenue outlook and increasing our earnings outlook to reflect our confidence in the second half of 2016," said Jon Kirchner, chairman and CEO of DTS.

Kirchner continued, "Importantly, our business continues to generate improving operating margins and strong cash flow, and we are focused on optimizing our balance sheet and cash flow to generate value for shareholders. As a result, our Board of Directors has approved the addition of a quarterly cash dividend to our capital allocation strategy. Under this program, the initial quarterly dividend has been set at $0.02 per share. This is an important milestone and reiterates our commitment to growing the business through continued investments in our technology portfolio, and responsibly returning capital to shareholders through dividends and opportunistic share repurchases. These actions reflect our confidence in the future of DTS and our ability to create long-term value."

Financial Comparisons
	Q2 2016	Q2 2015
Revenue	$48.7 million	$34.4 million
Year-over-Year Growth Rate	41%

GAAP Operating Margin	19%	11%
GAAP Net Income	$4.7 million	$2.3 million
GAAP Earnings Per Share*	$0.26	$0.12

Non-GAAP Operating Margin	38%	27%
Non-GAAP Net Income	$12.1 million	$6.2 million
Non-GAAP Earnings Per Share**	$0.67	$0.34

Supplemental Information
	Q2 2016	Amount Per Diluted Share**
Stock-Based Compensation	$3.0 million	$0.12
Amortization of Intangibles	$5.6 million	$0.22

*Amount Per Diluted Share Net of Tax
**Amount Per Diluted Share Net of Estimated Tax @ 30%

DTS closed the quarter with cash and cash equivalents totaling $43.8 million.

The GAAP and non-GAAP reconciling items for the quarters ended June 30, 2016 and 2015 can be found in the "Non-GAAP Financial Metrics" schedule attached to this press release and on the Investor Relations section of the Company's website at www.dts.com.

Business Outlook

As a result of better-than-expected performance in the second quarter, the Company is revising its outlook for the full year 2016. The Company now expects revenue in the range of $185 to $190 million. The Company expects growth in 2016 to come from the mobile and automotive markets.

On a GAAP basis, the Company expects operating margins in the range of 10% to 15% and diluted earnings per share in the range of $0.70 to $0.80. The Company expects non-GAAP operating margins in the low-to-mid 30s and non-GAAP diluted earnings per share in the range of $2.18 to $2.28.

This outlook is based on a number of assumptions that the Company believes are reasonable at the time of this press release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in the Company's filings with the Securities and Exchange Commission.

Cash Dividend

The Company declared a cash dividend of $0.02 per common share to be paid on August 31, 2016 to shareholders of record at the close of business on August 22, 2016.

Use of Non-GAAP Financial Information

Included within this press release are non-GAAP financial measures that supplement the Company's Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP by excluding charges and the related estimated income tax effects for stock-based compensation, the amortization of intangible assets, and acquisition, integration, and restructuring related costs. Over the past several years, the Company's GAAP tax rate has varied substantially. As a result of recent international restructurings, management believes the most appropriate measure for its estimated annual effective tax rate is approximately 30% and as such, a 30% tax rate has been used in the computation of non-GAAP net income. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate DTS' financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for or superior to corresponding, similarly captioned, GAAP measures.

Conference Call Information for August 8, 2016

DTS will host a conference call and live webcast at 1:30 p.m. Pacific Time to discuss the second quarter ended June 30, 2016 results. A live webcast of the call will be available on the investor relations website at http://investor.dts.com and via replay beginning two hours after the completion of the call. To access the conference call, dial 1-888-713-3587 or 1-913-312-1462 (outside the U.S. and Canada). An audio replay of the call will also be available to investors beginning at 4:30 p.m. Pacific Time, August 8, 2016 through 4:30 p.m. Pacific Time, August 17, 2016. You can register for the replay by clicking here and entering 3443727.

About DTS, Inc.

Since 1993, DTS, Inc. (Nasdaq: DTSI) has been dedicated to making the world sound better. Through its pioneering audio solutions for mobile devices, home theater systems, cinemas, automotive and beyond, DTS provides incredibly high-quality, immersive and engaging audio experiences to listeners everywhere. DTS technology is integrated in more than two billion devices globally, and the world's leading video and music streaming services are increasingly choosing DTS to deliver premium sound to their listeners' devices. For more information, please visit www.dts.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause DTS' results to differ materially from historical results or those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words "planned," "expects," "believes," "intends," "strategy," "opportunity," "anticipates" and similar words. These statements may include, among others, plans, strategies and objectives of management for future operations; any statements regarding proposed new technologies, products, services or developments; any statements regarding future economic conditions, financial or operating performance, or future effective tax rates, including statements regarding overall profitability in 2016; any statements regarding anticipated growth in the automotive, home and mobile markets; statements of belief and any statements of assumptions underlying any of the foregoing. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to, our ability to penetrate the on-line and mobile content delivery market and adapt our technologies for that market, our ability to further penetrate the automotive, home and mobile markets, the continued decline in optical disc-based product sales, the rapidly changing and competitive nature of the digital audio, consumer electronics and entertainment markets, the Company's inclusion in or exclusion from governmental and industry standards, continued customer acceptance of the Company's technology, products, services and pricing, risks related to ownership and enforcement of intellectual property, the continued release and availability of entertainment content containing DTS audio soundtracks, success of the Company's research and development efforts, risks related to integrating acquisitions, greater than expected costs, the departure of key employees, negative trends in the general economy, continued weakness in the global financial markets and decreases in consumer confidence, a loss of one or more of our key customers or licensees, changes in domestic and international market and political conditions, unanticipated changes in our tax provisions and other risks and uncertainties more fully described in DTS' public filings with the Securities and Exchange Commission, including DTS' most recent Forms 10-K and 10-Q, available at www.sec.gov. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. DTS does not intend to update any forward-looking statement contained in this press release to reflect events or circumstances arising after the date hereof.

DTS-I

DTS, INC.

CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)

	As of	As of
	June 30,	December 31,
	2016	2015
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$ 43,762	$ 52,208
Short-term investments	-	9,657
Accounts receivable, net	20,447	12,454
Prepaid expenses and other current assets	6,342	5,855
Income taxes receivable	2,084	4,130
Total current assets	72,635	84,304
Property and equipment, net	27,971	29,022
Intangible assets, net	147,920	157,936
Goodwill	87,625	108,726
Deferred income taxes	40,843	24,018
Other long-term assets	7,288	3,934
Total assets	$ 384,282	$ 407,940

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ 4,420	$ 5,979
Accrued expenses	12,503	22,960
Deferred revenue	3,204	5,711
Income taxes payable	104	123
Current portion of long-term debt, net	31,486	21,486
Total current liabilities	51,717	56,259
Long-term debt, net	105,923	136,666
Other long-term liabilities	9,990	9,983

Stockholders' equity:
Preferred stock	-	-
Common stock	3	3
Additional paid-in capital	265,054	258,660
Treasury stock, at cost	(111,331)	(111,331)
Accumulated other comprehensive income	782	778
Retained earnings	62,144	56,922
Total stockholders' equity	216,652	205,032
Total liabilities and stockholders' equity	$ 384,282	$ 407,940

DTS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(Unaudited)

Revenue	$ 48,655	$ 34,426	$ 93,850	$ 68,363
Cost of revenue	6,211	2,743	12,302	5,527
Gross profit	42,444	31,683	81,548	62,836
Operating expenses:
Selling, general and administrative	20,771	18,186	45,280	37,969
Research and development	12,612	9,611	25,299	19,239
Total operating expenses	33,383	27,797	70,579	57,208
Operating income	9,061	3,886	10,969	5,628
Interest and other expense, net	(1,240)	(458)	(2,399)	(619)
Income before income taxes	7,821	3,428	8,570	5,009
Provision for income taxes	3,136	1,141	3,348	1,668
Net income	$ 4,685	$ 2,287	$ 5,222	$ 3,341

Net income per common share:
Basic	$ 0.27	$ 0.13	$ 0.30	$ 0.19
Diluted	$ 0.26	$ 0.12	$ 0.29	$ 0.18

Weighted average shares outstanding:
Basic	17,568	17,580	17,489	17,521
Diluted	17,965	18,415	17,867	18,326

DTS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)

	For the Six Months Ended
	June 30,
	2016	2015
	(Unaudited)
Cash flows from operating activities:
Net income	$ 5,222	$ 3,341
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,396	7,181
Stock-based compensation charges	6,740	5,640
Deferred income taxes	(2,392)	(2,029)
Excess tax benefits from stock-based awards	(71)	(1,696)
Amortization of debt issuance costs	306	-
Other	(104)	310
Changes in operating assets and liabilities:
Accounts receivable	(7,816)	(4,419)
Prepaid expenses and other assets	126	2,339
Accounts payable, accrued expenses and other liabilities	(10,806)	(7,369)
Deferred revenue	(2,507)	(1,068)
Income taxes receivable/payable	4,226	1,948
Net cash provided by operating activities	6,320	4,178
Cash flows from investing activities:
Purchases of available-for-sale investments	(13,635)	(32,344)
Maturities of available-for-sale investments	11,125	-
Sales of available-for-sale investments	12,125	-
Purchases of property and equipment	(1,453)	(1,544)
Purchases of intangible assets	(1,378)	(1,660)
Other investing activities	-	(300)
Net cash provided by (used in) investing activities	6,784	(35,848)
Cash flows from financing activities:
Repayments of long-term borrowings	(20,938)	-
Payment of contingent consideration	(480)	-
Holdback and other payments related to acquisitions	(370)	-
Proceeds from the issuance of common stock under stock-based compensation plans	2,375	7,664
Cash paid for shares withheld for taxes	(2,208)	(2,774)
Excess tax benefits from stock-based awards	71	1,696
Purchases of treasury stock	-	(19,147)
Net cash used in financing activities	(21,550)	(12,561)
Net change in cash and cash equivalents	(8,446)	(44,231)
Cash and cash equivalents, beginning of period	52,208	99,435
Cash and cash equivalents, end of period	$ 43,762	$ 55,204

Non-GAAP Financial Metrics
(Amounts in thousands, except per share amounts)

The following tables show the Company's GAAP financial metrics reconciled to non-GAAP financial metrics included in this release.

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Cost of revenue:
GAAP cost of revenue	$ 6,211	$ 2,743	$ 12,302	$ 5,527
Amortization of intangible assets	5,038	2,386	9,974	4,754
Non-GAAP cost of revenue	$ 1,173	$ 357	$ 2,328	$ 773

Selling, general and administrative:
GAAP selling, general and administrative	$ 20,771	$ 18,186	$ 45,280	$ 37,969
Amortization of intangible assets	534	261	1,077	526
Stock-based compensation	2,073	1,990	4,874	4,127
Acquisition, integration and restructuring related costs*	726	-	1,006	-
Non-GAAP selling, general and administrative	$ 17,438	$ 15,935	$ 38,323	$ 33,316

Research and development:
GAAP research and development	$ 12,612	$ 9,611	$ 25,299	$ 19,239
Stock-based compensation	881	752	1,866	1,513
Acquisition, integration and restructuring related costs*	147	-	163	-
Non-GAAP research and development	$ 11,584	$ 8,859	$ 23,270	$ 17,726

Operating income:
GAAP operating income	$ 9,061	$ 3,886	$ 10,969	$ 5,628
Amortization of intangible assets	5,572	2,647	11,051	5,280
Stock-based compensation	2,954	2,742	6,740	5,640
Acquisition, integration and restructuring related costs*	873	-	1,169	-
Non-GAAP operating income	$ 18,460	$ 9,275	$ 29,929	$ 16,548

GAAP operating income as a % of revenue	19%	11%	12%	8%
Non-GAAP operating income as a % of revenue	38%	27%	32%	24%

Net income:
GAAP net income	$ 4,685	$ 2,287	$ 5,222	$ 3,341
Amortization of intangible assets	5,572	2,647	11,051	5,280
Stock-based compensation	2,954	2,742	6,740	5,640
Acquisition, integration and restructuring related costs*	873	-	1,169	-
Adjustment for income taxes	(2,030)	(1,504)	(4,911)	(3,111)
Non-GAAP net income	$ 12,054	$ 6,172	$ 19,271	$ 11,150

GAAP diluted income per common share	$ 0.26	$ 0.12	$ 0.29	$ 0.18
Non-GAAP diluted income per common share	$ 0.67	$ 0.34	$ 1.08	$ 0.61

Weighted average diluted shares outstanding	17,965	18,415	17,867	18,326

* On October 1, 2015, DTS completed its acquisition of iBiquity Digital Corporation

Non-GAAP Financial Targets

The following tables show the Company's fiscal year 2016 GAAP guidance reconciled to non-GAAP financial targets.

	Fiscal Year 2016
	Low	High

Operating income as a % of revenue:

GAAP operating income as a % of revenue	10%	15%
Amortization of intangible assets	13%	13%
Stock-based compensation	7%	7%
Non-GAAP operating income as a % of revenue	30%	35%

Net income per diluted share:

GAAP net income per diluted share	$0.70	$0.80
Amortization of intangible assets	1.25	1.33
Stock-based compensation	0.73	0.78
Adjustment for income taxes	(0.50)	(0.63)
Non-GAAP net income per diluted share	$2.18	$2.28

Weighted average shares used to compute non-GAAP net income per diluted share (millions)	18.0	18.0

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CONTACT: Investor Contact, DTS, Inc., Geri Weinfeld, Director, Investor Relations, geri.weinfeld@dts.com, (818) 436-1231